August 11, 2015 Q2 2015 Earnings Call

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. products and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, maintenance of intellectual property rights and other risks discussed in the Company's Forms 10-K for the year ended December 31, 2014 and 10-Q for the quarter ended June 30, 2015 along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics disclaims any obligation to update these forward-looking statements. 2 Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2015 Earnings Call

2nd Quarter 2015 Revenue Highlights 3 Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2015 Earnings Call Q 2 2 0 1 2 Q 2 2 0 1 3 Q 2 2 0 1 4 Q 2 2 0 1 5 0 $4.4 $1.5 $1.8 $1.1 $4.5M $2M 554% BIOPHARMA REVENUE GROWTH FROM Q2 2014 Q2 TOTAL REVENUE GREW FROM $1.5M TO 177% REVENUE GROWTH FROM Q2 2014 $4.2 2014 2015

Revenues By Category 4 Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2015 Earnings Call 64% 30% 6% Q2 2015 BIOPHARMA SERVICES CLINICAL SERVICES DISCOVERY SERVICES $10.2 Mn $4.2 Mn  Launched new NGS panels, including Focus::Myeloid™  Entered into preliminary agreement to acquire Response Genetics (OTCQB:RGDX)  New research studies with leading cancer centers and academic institutions  Selected by regenerative medicine company, ReproCELL, Inc., to provide (NGS) services  Entered into partnership with ICON to offer access to ICON Laboratory Services combined with Cancer Genetics' Focus::CLL™ chosen for global clinical trial by leading biotechnology company $2.7 M $1.3 M $0.3 M

Q2 2015 Financial Highlights 5  Q2 2015 revenues were $4.2 million, a 177% increase over Q2 2014 revenues of $1.5 million  Revenue from Biopharma Services grew 554% year-over-year during the second quarter while revenue from Clinical Services increased 13% year-over-year during the same period due to increased volumes  Total operating expenses were $5.5 million in the quarter, including $757,000 of non-cash equity compensation expense  Gross margin percentage improved to 26% (from 1% in Q2 2014) due to improved utilization.  Sales and Marketing expenses of $1.2 million included $0.3 million of costs due to increased Biopharma sales efforts  Net loss for the quarter was $5.0 million, or $0.51 per diluted share, compared to a net loss of $4.2 million, or $0.47 per diluted share in the second quarter of 2014  Total cash at June 30, 2015 was $23.7 million Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2015 Earnings Call

Summary Statement of Operations 6 Income Statement Item ($ in Thousands) Q2 2013 Q2 2014 Q2 2015 Revenue $1,831 $1,512 $4,185 Gross Profit $ 552 $ 9 $1,087 Gross Margin (%) 30% 1% 26% Research & Development (R&D) $ 455 $1,106 $1,256 Sales & Marketing (S&M) $ 446 $ 919 $1,184 General & Administrative (G&A) $1,384 $2,395 $3,062 Operating Profit (Loss) ($1,733) ($4,411) ($4,414) Net Income (Loss) ($9,142) ($4,187) ($4,980) Balance Sheet Information Actual 06/30/15 All Cash $23,744 Stockholders’ Equity $26,772 $ in thousands Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2015 Earnings Call

Proposed Acquisition of Response Genetics 7 Cancer Genetics, Inc. | NASDAQ: CGIX | Q2 2015 Earnings Call Response is an oncology-focused central laboratory headquartered in Los Angeles, CA.  Founded in 1999  Core business in solid tumor molecular diagnostics  Lung cancer, colorectal cancer and melanoma  Majority of revenue from clinical operations  85-90% Clinical and 10-15% Biopharma  FDA-cleared, Medicare-reimbursed Tissue of Origin™ test launched in Q1 2014  $61M invested in this test – acquired from PathWork Diagnostics  3,000+ Clinical ordering sites  Next Generation Sequencing program launched Q2 2014  Partnering with Oregon Health Sciences University for lung cancer NGS  Established TC/PC Partnering Program  Patient specimens are prepared in-house and the results are interpreted by the ordering physician over a web-based portal  Awarded multi-million dollar ALCHEMIST trial contract with NCI in Q2 2014  Focus of ALCHEMIST trial is lung cancer Quick Facts: • 27,000 sq. ft. • Focused on solid tumor genetic and biomarkers • 92 Employees • CLIA Certified • CAP Accredited • NYS License • 87% clinical, 13% pharma in Q1 2015

Thank You Cancer Genetics, Inc. www.cancergenetics.com CGI Headquarters Meadows Office Complex 201 Route 17 North, 2nd Floor Rutherford, NJ 07070 Phone: +1 201-528-9200 Fax: +1 201-528-9235 Research Triangle Park 133 Southcenter Court, Ste. 400 Morrisville, NC 27569 Phone: +1 919-465-0100 Fax: +1 919-465-0554 RUTHERFORD, NJ RALEIGH, NC #3-1-135 / 1A CNR Complex Mallapur Main Road, R.R. District Hyderabad – 500 076, Telangana Toll-free: +91 040-2717-8178 Fax: +91 040-2717-8176 HYDERABAD, INDIA 781 Cai Lun Road, Room 803 Shanghai 201203 P.R. China Toll-free: +91 040-2717-8178 Fax: +91 040-2717-8176 SHANGHAI, CHINA